SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

               FIELDPOINT PETROLEUM CORPORATION
 (Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas 78613
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

ITEM 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01        REGULATION FD DISCLOSURES

          On March 29, 2005, the Company issued a press release announcing results of operations for the fiscal year ended December 31, 2004. A copy of the press release is attached hereto.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated March 29, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIELDPOINT PETROLEUM CORPORATION
Date: March 29, 2005	By: /s/ Ray Reaves Ray Reaves, President